SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 30, 2015

INDEPENDENT BANK CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-7818 (Commission File Number)	38-2032782 (IRS Employer Identification No.)

4200 East Beltline Grand Rapids, Michigan (Address of principal executive office)	49525 (Zip Code)

Registrant's telephone number, including area code:
(616) 527-5820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 30, 2015, Independent Bank Corporation entered into a 10b5-1 Repurchase Plan with Keefe, Bruyette & Woods, Inc. which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibits.

99.1	10b5-1 Repurchase Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORPORATION
(Registrant)

Date	October 1, 2015	By	s/Robert N. Shuster
Robert N. Shuster, Principal Financial Officer